EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Case Financial, Inc. (the "Company") on Form 10-QSB for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Michael A. Schaffer, Chief Executive Officer of the Company, and Lawrence C. Schaffer, Chief Financial Officer of the Company, respectively certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Michael A. Schaffer
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Michael A. Schaffer,
Chief Executive Officer
February 28, 2005

/s/ Lawrence C. Schaffer
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Lawrence C. Schaffer,
Chief Financial Officer
February 28, 2005